AMENDMENT NO. 2
                                TO LOAN AGREEMENT



Pursuant to Section 2.4 of the Loan Agreement, this Amendment No. 2 to the Loan Agreement dated as of August 11, 1997 and amended June 30, 1998, is hereby amended as of April 10, 2000 as follows:

The definition of "Termination Date" set forth in Section 1, Definitions, of the Loan Agreement is hereby deleted in its entirety and replaced with the following definition to read as follows:


         "Termination Date" means June 30, 2002, unless extended or terminated earlier pursuant to Section 2.4 of the Agreement.


IN WITNESS WHEREOF, each of the parties hereto has duly executed or caused this Amendment No. 2 to be duly executed by its authorized officers as of the date and year first written above.



                                   BORROWER:


                                   /s/ Anthony M. Marlon
                                   ---------------------

                                   Anthony M. Marlon, M.D.



                                   LENDER:

                                   SIERRA HEALTH SERVICES, INC.



                                   By: /s/ Erin MacDonald
                                   -----------------------------------------
                                   Title:  President and COO